Scout Funds
Scout Stock Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout International Fund
Scout International Discovery Fund
Scout Global Equity Fund
Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout Unconstrained Bond Fund

Supplement dated March 26, 2012 to the Prospectus dated October 31, 2011

The Board of Trustees of Scout Funds (the “Trust”), on behalf of the series of the Trust (the “Funds”), has approved an Administrative Services Agreement between the Trust and the Funds’ investment advisor, Scout Investments, Inc. (“Scout”), pursuant to which the Funds will pay to Scout, effective April 1, 2012, a fee at the annual rate of 0.05% of a Fund’s average daily net assets (“Admin Fee”) for administrative services Scout provides to the Funds.  With respect to the Scout Stock Fund, Scout International Discovery Fund, Scout Global Equity Fund, Scout Core Bond Fund, Scout Core Plus Bond Fund and Scout Unconstrained Bond Fund, the imposition of the Admin Fee will have no current effect on the Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Assumption) because Scout is already waiving advisory fees and/or assuming certain Fund expenses pursuant to expense limitation agreements.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Funds
Scout Stock Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout International Fund
Scout International Discovery Fund
Scout Global Equity Fund
Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout Unconstrained Bond Fund

Supplement dated March 26, 2012 to the Statement of Additional Information (“SAI”) dated October 31, 2011

The purpose of this Supplement is to update the SAI of the series of Scout Funds (the “Funds”) as follows:

The seventh and eighth paragraphs under the “PORTFOLIO TRANSACTIONS” section on page 51-52 of the SAI are deleted in their entirety and replaced with the following:

The following Funds paid the following brokerage commissions for the past three fiscal years ended June 30, 2011, 2010 and 2009.  No information is provided for the Scout Global Equity and Unconstrained Bond Funds as the Funds recently commenced investment operations.

	2011	2010	2009
Scout Stock Fund	$166,707	$156,724	$123,442
Scout Mid Cap Fund	$1,219,532	$604,820	$441,594
Scout Small Cap Fund	$681,409	$3,765,175	$3,687,398
Scout International Fund	$2,859,903	$3,386,694	$2,697,896
Scout International Discovery Fund	$33,592	$35,635	$22,739
Scout Core Bond Fund*	$0	$0	$0
Scout Core Plus Bond Fund*	$0	$0	$75,781**

*
Effective after the close of business on April 21, 2011, the Frontegra Columbus Core Fund and Frontegra Columbus Core Plus Fund (each a “Predecessor Fund” and, together, the “Predecessor Funds”), series of Frontegra Funds, Inc., were reorganized into the Scout Core Bond Fund and Scout Core Plus Bond Fund, respectively.  Information for periods prior to the close of business on April 21, 2011 is that of the Predecessor Funds.  Information for periods after the close of business on April 21, 2011 is that of the Scout Core Bond Fund and Scout Core Plus Bond Fund.

**
During the fiscal year ended June 30, 2009, the Predecessor Fund received common stock pursuant to a private exchange offer.  Those shares were immediately sold, and brokerage commissions were paid on the transaction.

The Advisor, adjusting to economic events, increased the number of the Scout Small Cap Fund’s holdings and decreased the period of time positions were held during the fiscal years ended June 30, 2010 and June 30, 2009, and, as a result, the Fund experienced an increase in the amount of brokerage commissions.  During the fiscal year ended June 30, 2011, the Scout Small Cap Fund’s brokerage commissions returned to a more normalized level for the Fund in connection with a generally rising market and more stable economic and market trends and conditions.  The Scout Mid Cap Fund experienced an increase in the amount of brokerage commissions paid during the fiscal year ended June 30, 2011 as a result of an increase in Fund assets.

In addition, the following paragraph is added at the end of the “INVESTMENT ADVISOR” section on page 73 of the SAI:

The Advisor provides certain administrative services to the Funds.  For the administrative services provided to the Funds, the Advisor receives from each Fund a fee, payable monthly, at the annual rate of 0.05% of each Fund’s average daily net assets.

You should keep this Supplement for future reference.  Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.